                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112

                      Date of fiscal year end: December 31

                  Date of reporting period: September 30, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.

Chairman

                                                                October 27, 2010

Fellow Partner:

     Our Fund earned $4.34 per share of net investment income in the nine months ended September 30, 2010, compared to $4.89 per share in the same period of 2009. The reduction in income is due in part to the reduction in holdings of Wells Fargo & Co. which had a significant reduction in the rate of its dividend in the spring of 2009. Other redemptions-in-kind also caused reduced dividend income.

     After providing for the $1.40 per share distributed to partners of record on September 29, 2010, the net asset value per partnership share on September 30, 2010 was $312.60. The net asset value on June 30, 2010, our last report date, was $287.36, and the value on September 30, 2009 was $295.94.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500(R) Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.
                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

MARKET REVIEW                                                 THIRD QUARTER 2010

     As fears of a double-dip recession waned, all major barometers of US stock market performance reversed course--from the dismal second quarter--and ended the third quarter with strong gains. In the third quarter, the Dow Jones Industrial Average returned 11.13%, while the broader S&P 500 and Russell 1000 indices returned 11.29% and 11.55%, respectively.

     On a sector basis, telecommunications services delivered the strongest returns. Underscoring investors' cautionary mood, there was a marked interest in dividend-paying stocks. Cyclical sectors, such as materials and industrials, also posted strong returns, aided by positive manufacturing data and the marginally better outlook for the recovery towards quarter end. The financial sector remained a laggard due to lingering concerns about lending, balance sheet strength and financial regulation. From a style perspective, growth outperformed value in the third quarter. The Russell 1000 Growth Index returned 13.00%, versus 10.13% for the Russell 1000 Value Index. Despite mixed economic data and wavering consumer confidence, strong corporate profits and an accommodative Federal Reserve kept the US economy on a recovery path, easing investors' fears of a double-dip recession.

     The peak of double-dip concerns occurred in August, when all major US indices posted negative returns amid poor economic data. Cyclical stocks, which fueled September gains, led the selloff in August that occurred on the back of weak housing and employment data. For the first time since November 2009, jobless claims were reported at 500,000 for the week of August 13. Despite such negative reports, the markets rallied on less-bad data and reassurances by the Federal Reserve that its measures would support growth, which raised expectations of a self-sustaining recovery.

     It is broadly agreed that employment is a key factor for determining whether the recovery can become self-sustaining. In August, private sector jobs grew by 67,000, beating expectations by over 40,000. Though modest, if this pace of improvement continues through the end of the year, it should be enough to avoid a double-dip. Stronger retail sales, better than expected news from the Institute of Supply Management survey, and significant price increases in certain commodities such as copper represent positive indicators driving the markets up through September after a difficult August.

     The growth in corporate profits and the ongoing decline in corporate credit spreads are forecasting economic strength. In fact, corporate profit margins as a percentage of GDP are near 40-year highs. Over 80% of S&P 500 companies beat their earnings estimates for the second quarter and total revenues were up 9% versus a year ago, which offers encouragement that the profit rebound is now more than just cost reduction.

     ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. ACTUAL PORTFOLIOS MAY DIFFER AS A RESULT OF ACCOUNT SIZE, CLIENT IMPOSED INVESTMENT RESTRICTIONS, THE TIMING OF CLIENT INVESTMENT, AND MARKET, ECONOMIC, AND INDIVIDUAL COMPANY CONSIDERATIONS, AMONG OTHER THINGS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW                                              THIRD QUARTER 2010

     SUMMARY

     Sharp rallies in July and September powered the S&P 500 Index to a double-digit positive return in the third quarter, and pushed the Index into positive territory for the year. Strong corporate earnings reported in July combined with modestly improving economic data in September provided the catalysts for the impressive quarterly return. The rally to end the quarter generated the greatest September return for the S&P 500 since 1939. Every sector within the S&P 500 Index generated a positive return, with the telecommunications services, materials, and consumer discretionary sectors being the biggest beneficiaries of the market rise.

     During the third quarter, the Chestnut Street Exchange Fund also climbed higher, but lagged the 11.3% return posted by the S&P 500 Index. Negative stock selection in the information technology and consumer discretionary sectors accounted for the relative weakness and overshadowed positive stock selection in materials.

     PERFORMANCE ATTRIBUTION

     In information technology, the Fund's large overweight in the semiconductor industry accounted for the majority of underperformance in the sector. Within semiconductors, stock selection also detracted with the Fund's large investment in Intel Corp. generating a slightly negative return despite the positive equity environment during the quarter. In August, the company lowered expectations for third quarter sales and profits due to weaker demand for personal computers. We continue to use investor redemptions in kind to trim this very large position.

     In consumer discretionary, avoidance of the higher growth and higher risk areas of the sector combined with negative stock selection in the media industry detracted from relative performance. Both the internet & catalog retail and hotels restaurants & leisure industry classifications delivered excellent returns within the Index, and the Fund's lack of exposure to these industries impacted performance. In media, the Fund's investments in Walt Disney Co. and Comcast Corp. rose during the quarter but lagged their peers in the Index.

     Stock selection in the materials sector provided the greatest boost to relative performance. Within materials, the chemicals industry performed well as the economic picture brightened, and the Fund's investments in Air Products & Chemicals Inc. and Cabot Corp. contributed positively.

     OUTLOOK

     During the quarter, weightings in the health care and information technology sectors declined, while the portfolio allocation to industrials and materials increased. We used investor redemptions to reduce investments in Intel Corp., 3M Co., Merck & Co., and Johnson & Johnson. In telecommunications services, we sold a small investment in Frontier Communications Corp., a recent spinout from Verizon Communication Inc. The Fund remains highly diversified, with the largest weightings in the industrials, health care, information technology and financials sectors. Relative to the S&P 500, the Fund holds significant overweights in industrials and health care, and notable underweights in consumer discretionary and utilities.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                               PERFORMANCE SUMMARY
                            AS OF SEPTEMBER 30, 2010
                                   (UNAUDITED)

                           CHESTNUT STREET    S&P 500      DJIA
                            EXCHANGE FUND      INDEX      INDEX
                           ---------------   --------   ---------
3rd Quarter 2010 .......          9.29%         11.29%      11.13%
1 Year .................          8.16%         10.16%      14.14%
3 Years * ..............         -6.99%         -7.15%      -5.37%
5 Years * ..............          1.23%          0.64%       3.14%
10 Years * .............          0.14%         -0.43%       2.52%
Inception (12/29/76)
   Annualized * ........         10.64%         10.58%       9.16%
   Cumulative ..........      2,935.35%      2,875.33%   1,826.84%



     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*    Average Annual Return

                                              BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 2010
                                   (UNAUDITED)

                                                                Shares       Value
                                                               -------   ------------
COMMON STOCKS--98.4%
BASICS--7.1%
Air Products & Chemicals, Inc. .............................   100,609   $  8,332,438
Cabot Corp. ................................................    86,032      2,802,062
Cabot Microelectronics Corp.* ..............................    42,373      1,363,563
                                                                         ------------
                                                                           12,498,063
                                                                         ------------
CAPITAL EQUIPMENT--8.3%
Emerson Electric Co. .......................................   152,475      8,029,334
General Electric Co. .......................................   364,049      5,915,796
Pitney Bowes, Inc. .........................................    39,154        837,113
                                                                         ------------
                                                                           14,782,243
                                                                         ------------
CONSUMER CYCLICALS--12.2%
3M Co. .....................................................    98,328      8,526,021
CBS Corp., - Class B .......................................    60,100        953,186
Comcast Corp., - Class A ...................................   149,743      2,707,353
Procter & Gamble Co. .......................................    85,100      5,103,447
Walt Disney Co. (The) ......................................   129,129      4,275,461
                                                                         ------------
                                                                           21,565,468
                                                                         ------------
ENERGY--9.1%
Exxon Mobil Corp. ..........................................   147,227      9,097,156
Schlumberger, Ltd. .........................................   114,584      7,059,520
                                                                         ------------
                                                                           16,156,676
                                                                         ------------
FINANCIAL--13.1%
American Express Co. .......................................    98,525      4,141,006
Ameriprise Financial, Inc. .................................    22,266      1,053,850
Bank of America Corp. ......................................    56,084        735,261
JPMorgan Chase & Co. .......................................   140,310      5,341,602
Moody's Corp. ..............................................    82,738      2,066,795
Wells Fargo & Co. ..........................................   391,823      9,846,512
                                                                         ------------
                                                                           23,185,026
                                                                         ------------
HEALTH CARE--16.2%
Abbott Laboratories ........................................   130,891      6,837,746
Baxter International, Inc. .................................    64,986      3,100,482
Hospira, Inc.* .............................................    23,125      1,318,356
Johnson & Johnson ..........................................   100,789      6,244,886
Medco Health Solutions, Inc.* ..............................    91,862      4,782,336
Merck & Co., Inc. ..........................................   173,925      6,402,179
                                                                         ------------
                                                                           28,685,985
                                                                         ------------

                                                                Shares       Value
                                                               -------   ------------
RETAIL--2.4%
Home Depot, Inc. ...........................................    23,400   $    741,312
Kohl's Corp.* ..............................................    15,200        800,736
Safeway, Inc. ..............................................    44,558        942,847
Wal-Mart Stores, Inc. ......................................    31,500      1,685,880
                                                                         ------------
                                                                            4,170,775
                                                                         ------------
STAPLES--8.5%
Altria Group, Inc. .........................................    18,000        432,360
Coca-Cola Co. (The) ........................................   164,147      9,605,882
Hanesbrands, Inc.* .........................................     5,688        147,092
Kraft Foods, Inc., - Class A ...............................    12,456        384,392
PepsiCo, Inc. ..............................................    43,600      2,896,784
Philip Morris International, Inc. ..........................    18,000      1,008,360
Sara Lee Corp. .............................................    45,506        611,146
                                                                         ------------
                                                                           15,086,016
                                                                         ------------
TECHNOLOGY--15.4%
Check Point Software Technologies Ltd.* ....................    30,100      1,111,593
Cisco Systems, Inc.* .......................................    32,700        716,130
Hewlett-Packard Co. ........................................    57,923      2,436,821
Intel Corp. ................................................   683,918     13,151,743
International Business Machines Corp. ......................    39,708      5,326,431
Microsoft Corp. ............................................   139,643      3,419,857
Oracle Corp. ...............................................    42,500      1,141,125
                                                                         ------------
                                                                           27,303,700
                                                                         ------------
TRANSPORTATION--3.5%
Union Pacific Corp. ........................................    75,844      6,204,039
                                                                         ------------
UTILITIES--2.6%
Verizon Communications, Inc. ...............................   143,830      4,687,420
                                                                         ------------
Total Common Stocks
   (Cost: $37,610,112) .....................................              174,325,411
                                                                         ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost: $37,610,112) .....................................      98.4%  $174,325,411
Other assets in excess of liabilities ......................       1.6%     2,906,876
                                                               -------   ------------
NET ASSETS .................................................     100.0%  $177,232,287
                                                               =======   ============

*    Non-Income Producing

               See Accompanying Notes to Statements of Net Assets.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 2010
                                   (UNAUDITED)

                                                                Shares       Value
                                                               -------   ------------
TOTAL INVESTMENT IN SECURITIES
   (Cost: 37,610,112) ** ...................................      98.4%  $174,325,411
Other assets in excess of liabilities ......................       2.0%     3,676,941
Distribution payable .......................................      (0.4)%     (699,251)
Payable to:
  Investment Adviser .......................................       0.0%       (51,368)
  Managing General Partners ................................       0.0%       (13,415)
  Custodian ................................................       0.0%        (4,735)
  Transfer Agent ...........................................       0.0%        (1,296)
                                                                         ------------
NET ASSETS
  (Applicable to 566,962
   partnership shares
   outstanding) ............................................     100.0%  $177,232,287
                                                                         ============
Net Asset Value Per Share ..................................             $     312.60
                                                                         ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners
  (566,870 shares) .........................................             $177,203,528
Managing general partners (92 shares) ......................                   28,759
                                                                         ------------
Total net assets ...........................................             $177,232,287
                                                                         ============

*    Non-Income Producing

** At September 30, 2010, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost ...............   $ 34,925,264
                                   ------------

Gross unrealized appreciation ..    140,700,767
Gross unrealized depreciation ..     (1,300,620)
                                   ------------
Net unrealized appreciation ....   $139,400,147
                                   ============

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

               See Accompanying Notes to Statements of Net Assets.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                        NOTES TO STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 2010
                                   (UNAUDITED)

(A)  SECURITY VALUATIONS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described below:

          - Level 1 -- quoted prices in active markets for identical securities

          - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of inputs used, as of September 30, 2010, in valuing the Fund's investments carried at value:

                                                                        Level 2        Level 3
                                           Total         Level 1     Significant    Significant
                                         Value at        Quoted       Observable    Unobservable
Fund                                     09/30/10         Price         Inputs         Inputs
------------------------------------   ------------   ------------   ------------   ------------
CHESTNUT STREET EXCHANGE FUND
Assets Investments in Securities* ..   $174,325,411   $174,325,411       $--            $--
                                       ------------   ------------       ---            ---

*    See Statement of Net Assets details of industry breakout.

     For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

================================================================================

                           MANAGING GENERAL PARTNERS
                               Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              BNY Mellon Investment
                               Servicing (US) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                              Third Quarter Report
                               September 30, 2010
                                   (Unaudited)

                            Chestnut Street Exchange
                                      Fund
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

================================================================================

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund


By (Signature and Title)* /s/ Edward J. Roach
                          --------------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer &
                          Principal Financial Officer)

Date November 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Edward J. Roach
                          --------------------------------------
                          Edward J. Roach, President & Treasurer
                          (Principal Executive Officer &
                          Principal Financial Officer)

Date November 11, 2010

* Print the name and title of each signing officer under his or her signature.